MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

                         Supplement dated June 7, 2001
               to the Statement of Additional Information dated
                               December 11, 2000



         Fundamental investment restriction 7. on Page 12 of the Statement of Additional Information is replaced with the following:

         The Fund may not:

              7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.


         Non-fundamental investment restriction d. on page 13 of the Statement of Additional Information continues to read as follows:

         Under the non-fundamental restrictions, the Fund may not:

              d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.





                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.



Code No. 16464-12-00ALL